                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  January 17, 1996



                         ADVANCED MICRO DEVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  DELAWARE               1-7882          94-1692300
       ------------------------------  -----------   ------------------
       (State or other jurisdiction    (Commission   (I.R.S. Employer
       of incorporation)               File Number)  Identification No.)


           One AMD Place,
           P.O. Box 3453
           Sunnyvale, California                          94088-3453
       -----------------------------------                ----------
     (Address of principal executive offices)             (Zip Code)



Registrant's telephone number,
  including area code:                                (408) 732-2400

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Item 2.  Acquisition or Disposition of Assets
------   ------------------------------------

     On January 17, 1996, Advanced Micro Devices, Inc. (the "Company") completed its acquisition of NexGen, Inc. ("NexGen"), a corporation organized under the laws of the State of Delaware, by means of a merger (the "Merger") of NexGen with and into the Company, pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of October 20, 1995, as amended, among the Company, NexGen and AMD Merger Corporation, a wholly owned subsidiary of the Company.
The Merger was approved by the requisite votes of the stockholders of NexGen and the Company at separate meetings on January 16, 1996, and effected by the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on January 17, 1996. Pursuant to the Merger Agreement, at the effective time of the Merger on January 17, 1996, each outstanding share of the Common Stock of NexGen was canceled and converted into the right to receive 0.8 of a share of the Common Stock of the Company. The Merger will be accounted for as a pooling of interests. S. Atiq Raza, the former Chairman of NexGen, was appointed as a director of the Company on January 17, 1996.

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

     The financial statements of NexGen required pursuant to Rule 3-05 of Regulation S-X were included in the Company's Registration Statement on Form S-4, as amended (Registration No. 33-64911), declared effective by the Securities and Exchange Commission on December 12, 1995, and pursuant to General Instruction B.3. of Form 8-K are not included herein.

(b)  Pro forma financial information.
     -------------------------------

     The pro forma financial information regarding NexGen and the Company required pursuant to Article 11 of Regulation S-X was included in the Company's Registration Statement on Form S-4, as amended (Registration No. 33-64911), declared effective by the Securities and Exchange Commission on December 12, 1995, and pursuant to General Instruction B.3. of Form 8-K is not included herein.

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(c)  Exhibits.
     --------



 Exhibit
   No.         Description of Exhibits
 -------       -----------------------

 2.1 Agreement and Plan of Merger, dated as of October 20, 1995, among Advanced Micro Devices, Inc., AMD Merger Corporation and NexGen, Inc., as amended December 11, 1995, Annex A to the Joint Proxy Statement/Prospectus included as a part of the Company's Registration Statement on Form S-4 (Registration No. 33-64911) is hereby incorporated herein by reference.

 2.2 Amendment No. 2 to the Agreement and Plan of Merger, dated January 11, 1996, among Advanced Micro Devices, Inc., AMD Merger Corporation and NexGen, Inc.

 2.3 Certificate of Merger filed with the Secretary of State of Delaware on January 17, 1996.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED MICRO DEVICES, INC.
                                            (Registrant)



Date:  January 31, 1996             By:  /s/ Marvin D. Burkett
                                         --------------------------
                                         Marvin D. Burkett
                                         Senior Vice President,
                                         Chief Financial and
                                         Administrative Officer and
                                         Treasurer

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                                 Exhibit Index
                                 -------------


 Exhibit
   No.         Description of Exhibits
 -------       -----------------------

 2.1 Agreement and Plan of Merger, dated as of October 20, 1995, among Advanced Micro Devices, Inc., AMD Merger Corporation and NexGen, Inc., as amended December 11, 1995, Annex A to the Joint Proxy Statement/Prospectus included as a part of the Company's Registration Statement on Form S-4 (Registration No. 33-64911) is hereby incorporated herein by reference.

 2.2 Amendment No. 2 to the Agreement and Plan of Merger, dated January 11, 1996, among Advanced Micro Devices, Inc., AMD Merger Corporation and NexGen, Inc.

 2.3 Certificate of Merger filed with the Secretary of State of Delaware on January 17, 1996.